CNI CHARTER FUNDS
                             Prime Money Market Fund
                          Government Money Market Fund
                     California Tax Exempt Money Market Fund

                   Institutional Class Shares, Class A Shares,
                               and Class S Shares

                     Supplement dated September 13, 2001 to
                      the Prospectus dated January 31, 2001

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

The following disclosure is inserted at the end of the first paragraph under the "How to Buy, Sell and Exchange Shares--General Information" section.

From September 13, 2001, until the reopening of the New York Stock Exchange, shares may be purchased or sold on any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE